May 5, 2013 Project Intrepid Discussion Materials CONFIDENTIAL EXHIBIT (C)(15)

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Table of Contents 2 Executive Summary I Financial Summary II Financial Analysis III A. Cosmic B. Intrepid Midstream C. Pro Forma Analysis CONFIDENTIAL

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I. Executive Summary 3 CONFIDENTIAL

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Transaction Overview
1. Cosmic Holdings acquires Intrepid Holdings GP from Intrepid
Holdings GP stakeholders for cash
2. Intrepid distributes 100% of its Intrepid Midstream LP
ownership interest pro rata to existing Intrepid unitholders
3. Intrepid acquires Cosmic General Partner, IDRs in exchange for Intrepid units (debt-free)
4. Intrepid Midstream acquires Cosmic from Cosmic Holdings
and public unitholders in a unit-for-unit exchange plus a
one-time cash payment. Closing of this step not a condition
of GP transaction described above
5. Following the Closing of the Merger, Cosmic Holdings will have 10 days to elect to exercise its true-up option to
contribute 7,137,841 Intrepid Midstream units in exchange
for 14,318,396 Intrepid units
o
In the event the Merger Agreement between Intrepid
Midstream and Cosmic is terminated and does not
close, CH will have the option, within 10 days of
termination of the Merger Agreement, to contribute
6,670,651 Cosmic units in exchange for 14,318,396
Intrepid units
Summary Pro Forma LP Ownership (1)

___________________________________
Source: Intrepid Management.
(1) Assumes closing of MLP transaction and exercise of 29% “true-up” using Intrepid Midstream units.
GP Transaction MLP Merger
Adjustments Adjustments
SQ (+) (-) PF (+) (-) PF
Intrepid Midstream
Intrepid 56.4        (56.4)      -           7.1         7.1
Intrepid Unitholders -           56.4        56.4        56.4
Public Unitholders 29.5        29.5        29.5
Cosmic Holdings -           -           27.7        (7.1) 20.5
Cosmic Unitholders -           -           36.8        36.8
Units Outstanding 85.9       85.9       150.4
Intrepid
Cosmic Holdings -           39.5        39.5        14.3 53.8
Existing Unitholders 131.7      131.7      131.7
Units Outstanding 131.7     171.2     185.5
Cosmic
Intrepid -           -           -
Cosmic Holdings 25.9        25.9        (25.9)      -
Public Unitholders 34.3        34.3        (34.3)      -
Units Outstanding 60.2       60.2       -
Intrepid Midstream
Intrepid
(units in millions)
Cosmic
Unitholders
24%
Cosmic
14%
Intrepid
37%
Public
Holdings
Unitholders
Unitholders
Intrepid
5%
20%
Cosmic
29%
Existing
71%
Holdings
Unitholders
CONFIDENTIAL

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Transaction Structure

___________________________________
Source: Management.
GP Control
LP Interest,GP
Control + IDRs
LP Interest
100% Interest
LP Interest,
GP Control +
IDRs
Status Quo Organizational Structure
Intrepid
Holdings GP
Cosmic Holdings
Remaining
Operating Assets
Cosmic
Cosmic
Public
Unitholders
Pro Forma Partnership Organizational Structure
Cosmic Holdings
Intrepid
Remaining
Operating Assets
Intrepid
Midstream
Former Cosmic
Operating Assets
Intrepid
Public
Unitholders
Intrepid Mid.
Public
Unitholders
100% Interest
LP Interest+
GP Control
GP Control+
IDRs
LP Interest
100% Interest
Intrepid Mid.
Public
Unitholders
Intrepid
Midstream
Intrepid
Public
Unitholders
LP Interest
LP Interest
Intrepid
LP Interest
CONFIDENTIAL

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Financial Snapshot

Status Quo Pro Forma
Intrepid Intrepid
Midstream Midstream
Unit Price as of 5/03/13 $24.55 $22.30 $23.85 $26.68 $24.55 $11.40
52-week High 26.01 22.45 29.12 29.12 26.01
52-week Low 18.31 13.32 19.90 19.90 18.31
Equity Value
(2)
$2,243 $2,938 $1,710 $1,913 $4,172 $2,115
Enterprise Value $2,964 $3,269 $2,435 $2,638 $5,654 $2,450
Price / 2013E Cash Flow 14.2x 17.7x 12.2x 13.6x 14.0x
Price / 2014E Cash Flow 11.9x 14.9x 10.6x 11.9x 12.0x
Enterprise Value / 2013E EBITDA 15.0x 19.7x 13.6x 14.7x 15.0x
Enterprise Value / 2014E EBITDA 11.0x 18.2x 10.6x 11.5x 11.3x
Minimum Quarterly Distribution $0.3700 NA $0.3000 $0.3000 $0.3700
Current LP Quarterly Distribution $0.3950 $0.2900 $0.5100 $0.5100 $0.4250
Current Yield 6.4% 5.2% 8.6% 7.6% 6.9%
Distribution CAGR - IPO to Last Qtr 5.4% (0.3%) 10.1% 10.1% NA
Distribution CAGR - Current to 2014E 9.4% 9.5% 4.6% 4.6% 13.5%
LP/GP Allocation 50% / 50% NA 50% / 50% 50% / 50% 50% / 50%
Current % of CF to IDR 6.0% NA 14.0% 14.0% 11.3%
Cash $4 $2 $0 $0 $4
Total Debt 725 331 725 725 1,486
Net Debt $721 $329 $725 $725 $1,481
Net Debt / 2013E EBITDA 3.7x 4.1x 4.1x 3.9x
Net Debt / LTM EBITDA 6.0x 6.5x 6.5x 6.4x
Intrepid
Pre-Spin
Cosmic
(1)
Intrepid
Post-Spin
Cosmic @ Offer
Price
(1)
___________________________________
Source: Management, Company filings, FactSet as of 5/3/2013.
Note: Intrepid and Intrepid Midstream financial information per 2/28/13  balance sheets provided by management. All forward-looking metrics represent Wall
Street consensus views unless noted otherwise. Offer price represented for Cosmic includes ~$25 million cash distribution to Cosmic Unitholders.
(1) Balance sheet information as of 12/31/12 from 424B5 filed 3/19, pro forma for CMM acquisition.
(2) Reflects LP and GP equity value. Includes GP and IDR cash flow valued at LP yield.
(3) Enterprise value / unlevered DCF per 2/23/13 Morgan Stanley Research Estimates.
(4) Initial quarterly distribution.
(5) FY1 (year ending 9/30/14) per Management projections.
(6) Assumes incremental debt to fund special distribution and severance payments (split by EBITDA  sharewith Intrepid).
(3)
(4)
(5)
(5)
Pro forma Intrepid
Midstream equity
valued at status quo
unit price (implied 6.9%
yield)
Intrepid Post-Spin
equity value reflects
distribution of Intrepid
Midstream units to
Intrepid unitholders
(3)
(5)
(4)
(6)
($ in millions, except per unit
figures)
CONFIDENTIAL

II. Financial Summary 7 CONFIDENTIAL

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Cosmic
Assumes current strip pricing for future estimates
of natural gas and NGL price environment
Projections per “Base Case” in Cosmic 5-Year
Forecast Model from Cosmic Management
Projections do not include any unidentified
wedge capital
Marcellus and Fayetteville production projected
to grow significantly; Barnett activity grows
steadily
Intrepid and Intrepid Midstream
Projections per “Base Case” Intrepid and Intrepid
Midstream operating models provided by Intrepid
to Cosmic during due diligence
Projections do not include any unidentified
wedge capital
Forecast Assumptions

___________________________________
Source: Intrepid Management.
Cosmic
Assumes more challenging economics for producers in
certain dry gas regions and curtails some production
plans assumed in the “Base Case”
Projections per Cosmic Adjusted EBITDA Forecast
Model from Intrepid Management
Projections do not include any unidentified wedge
capital
Contraction projected in the dry gas areas of the
Barnett; Reduced growth in the dry gas areas of the
Fayetteville as compared to the “Base Case”; No
growth forecast in the Granite Wash
Intrepid and Intrepid Midstream
Projections per “Challenge Case” Intrepid and
Intrepid Midstream operating models provided by
Intrepid to Greenhill
Projections do not include any unidentified wedge
capital
Key assumption differences from “Base Case”:
Marc I does not re-contract the remaining 100
MMcf/d of available capacity (Intrepid Midstream)
Commonwealth Pipeline and Seneca Lake Gas
Storage growth projects are removed (Intrepid
Midstream)
Tres Palacios EBITDA remains flat at
approximately $26mm during the projection
period (Intrepid)
Base Cases
“Challenge” Cases
CONFIDENTIAL

Intrepid Midstream Forecast
$224
$243
$261
$288
$217
$232
$238
$241
FY2014 FY2015 FY2016 FY2017
$173
$183
$196
$221
$167
$176
$180
$183
FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$68
$140
$194
$2
$46
$47
$2 $2
FY2014 FY2015 FY2016 FY2017
$1.70
$1.75
$1.79
$1.89
$1.66
$1.71
$1.74
$1.75
FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit

___________________________________
Source: Management.
($ in millions, except per unit figures)
Challenge Case
Base Case
9%
4%
Three Year
CAGR
9%
3%
4%
2%
CONFIDENTIAL

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Cosmic Forecast
$201
$262
$298
$332
$199
$239
$267
$289
FY2014 FY2015 FY2016 FY2017
$149
$197
$228
$254
$143
$173
$195
$210
FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$98
$76
$72
$65
$101
$63
$55
$53
FY2014 FY2015 FY2016 FY2017
$2.12
$2.38
$2.61
$2.82
$2.04
$2.19
$2.36
$2.48
FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit

___________________________________
Source: Management.
(1) Does not incorporate unidentified Wedge capex.
($ in millions, except per unit figures)
Challenge Case
Base Case
(1)
18%
13%
Three Year
CAGR
20%
14%
10%
7%
CONFIDENTIAL
Cases Used by Intrepid
Management

III. Financial Analysis 11 CONFIDENTIAL

A. Cosmic 12 CONFIDENTIAL

Discount Rate

Discount Rate

Discount Rate

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NAV – Cosmic

Implied Perpetuity Growth Rates
Valuation Range ($ / LP Unit)
___________________________________
Source: Management projections.
Base Case
Challenge Case
Assumptions
Valuation date of 9/30/2013
Assumes 9/30/2017 exit with terminal value calculated by
applying range of distribution yields to FY2017 distribution
Cosmic calendar year distributions adjusted to conform to
Intrepid Midstream’s fiscal year
Distributions are discounted to valuation date using a range of discount rates
Forecasted distributions discounted using mid-year
convention
Exit Yield
9.0% 7.5% 6.0%
16% 6.4% 7.9% 9.4%
14% 4.6% 6.0% 7.5%
12% 2.8% 4.2% 5.7%
Cosmic Base Case
Exit Yield
###### 9.0% 7.5% 6.0%
16% $24.66 $28.12 $33.31
14% 26.16 29.87 35.43
12% 27.79 31.77 37.74
Exit Yield
###### 9.0% 7.5% 6.0%
16% $21.96 $25.00 $29.56
14% 23.28 26.54 31.43
12% 24.72 28.22 33.47
CONFIDENTIAL

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A B C D E F G H I J K L
Total Distribution Growth
Unit Equity 1 - Year Current % Current Current IPO to Latest Current to
Price @ Market Enterprise Current Forward of Dist. Breakeven Tier Latest Q Quarter/ 2014E
Company 5/3/13 Value (1) Value Yield Yield to IDR Yield (LP / GP) CAGR Quarter CAGR
Access Midstream Partners $42.48 $9,041 $11,987 4.4% 5.3% 4% 4.6% 75 / 25 14% 4% 16%
Atlas Pipeline Partners LP 36.48 2,604 3,823 6.5% 7.7% 6% 6.9% 75 / 25 3% 2% 15%
American Midstream Partners,  LP 18.01 170 305 9.6% 9.6% 0% 9.6% 98 / 2 3% (4%) 0%
Crosstex Energy LP 18.78 1,894 2,873 7.0% 8.1% 4% 7.3% 75 / 25 3% 0% 12%
DCP Midstream Partners LP 48.06 3,793 5,447 5.8% 6.4% 22% 7.4% 51 / 49 10% 1% 8%
EQT Midstream Partners 46.38 1,668 1,642 3.2% 4.0% 0% 3.2% 98 / 2 6% 6% 20%
Eagle Rock Energy Partners LP 8.76 1,404 2,465 10.0% 10.5% 0% 10.0% 100 / 0 (8%) 0% 4%
Markwest Energy Partners LP 60.70 9,107 11,585 5.5% 6.3% 0% 5.5% 100 / 0 12% 1% 11%
Regency Energy Partners LP 25.54 5,741 8,523 7.2% 7.6% 3% 7.4% 75 / 25 4% 0% 4%
Summit Midstream Partners LP 27.46 1,372 1,563 6.1% 6.8% 0% 6.1% 98 / 2 10% 2% 9%
Southcross Energy Partners LP 21.61 543 826 7.4% 7.6% 0% 7.4% 98 / 2 0% 0% 2%
Targa Resources Partners LP 46.63 6,406 8,882 6.0% 6.8% 23% 7.8% 50 / 50 13% 3% 10%
Western Gas Partners 59.73 7,761 9,045 3.6% 4.4% 17% 4.4% 50 / 50 13% 4% 17%
Median $2,604 $3,823 6.1% 6.8% 3% 7.3% 6% 1% 10%
Mean 3,962 5,305 6.3% 7.0% 6% 6.7% 6% 1% 10%
Low $170 $305 3.2% 4.0% 0% 3.2% (8%) (4%) 0%
High 9,107 11,987 10.0% 10.5% 23% 10.0% 14% 6% 20%
Cosmic $23.85 $1,721 $2,445 8.6% 9.0% 14% 9.9% 50 / 50 10% 0% 5%
Selected Cosmic Trading Comparables

___________________________________
Source: Company filings, FactSet as of 5/3/13.
(1) GP and IDR cash flow valued at LP yield.
($ in millions, except per unit figures)
Cosmic Cosmic Peers Implied Valuation
Statistic Low Med High Low Med High
FY2014 Distribution 10.5% 6.8% 4.0%
Base $2.12 $20.19 $30.97 $52.86
Challenge 2.04 19.81 30.38 51.87
Median $20.00 $30.67 $52.36
Implied Valuation
CONFIDENTIAL

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Selected Cosmic Asset Transaction Comparables
Selected Asset Transactions

___________________________________
Source: Company filings, Press Releases, IHS Herold.
Note: Screen reflects transactions within past two years greater than $500 million in total value. Excludes related-party transactions.
(1) TV / “forward” EBITDA per Wells Fargo research note dated 4/17/13.
(2) TV / 2013 EBITDA per APL press release.
(3) TV / 2013 EBITDA per NGLS press release.
(4) TV / 2013 EBITDA per MWE press release.
(5) TV and post-closing 2012 capex/ 2012 EBITDA per Bank of America Merrill Lynch Research.
(6) TV and $1.3 billion in post-closing capital expenditures / 2014 EBITDA as disclosed on post-announcement analyst call.
(7) NTM multiple per Wells Fargo research note dated 12/27/11.
(8) Value calculated using projected 9/30/2013 balance sheet information and unit count. LP unit value adjusted for $450 million GP value.
Implied Valuation
Cosmic Selected Transactions Implied Valuation
Statistic Low Med High Low Med High
FY2014 EBITDA 9.0x 13.5x 18.5x
Base 201 1,809 2,714 3,719
Challenge 199 1,791 2,687 3,682
$ / LP Unit
Base 8.92 23.94 40.63
Challenge 8.62 23.50 40.02
Median $8.77 $23.72 $40.33
(8)
($ in millions, except per unit figures)
A B C D E F
Date Transaction Forward EBITDA
Announced Acquirer Seller(s) Assets Value ($MM) Multiple
4/16/13 Atlas Pipeline Partners LP TEAK Midstream LLC Eagle Ford G&P assets $1,000 9.0x
(1)
12/3/12 Atlas Pipeline Partners LP Cardinal Midstream LLC G&P assets in the Arkoma Woodford basin and gas treating in multiple basins 600 10.0x
(2)
11/15/12 Targa Resources Partners LP Saddle Butte Pipeline LLC Bakken gathering assets, processing plant and crude terminal 950 13.7x
(3)
5/7/12 MarkWest Energy Partners LP Rex Energy Two Marcellus gas processing plants and a gas gathering system 512 18.3x
(4)
4/10/12 Penn Virginia Resource Partners LP Chief Oil and Gas Six Marcellus natural gas gathering systems 1,000 18.5x
(5)
3/20/12 Williams Partners LP Caiman Energy LLC Marcellus gathering and processing subsidiary 2,500 9.5x
(6)
12/22/11 Williams Partners LP Delphi Midstream Partners Marcellus gathering system 748 13.5x
(7)
Median $950 13.5x
Mean $1,044 13.2x
Low $512 9.0x
High
$2,500 18.5x
CONFIDENTIAL

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Selected Cosmic Corporate Transaction Comparables
Selected Public MLP Transactions

___________________________________
Source: Company filings, Press Releases, Dealogic.
Implied Valuation
Cosmic Selected Transactions Implied Valuation
Statistic Low Med High Low Med High
FY2014 Distribution 9.4% 6.0% 4.2%
Base $2.12 $22.45 $35.12 $49.95
Challenge $2.04 $21.60 $33.79 $48.06
Median $22.03 $34.46 $49.00
A B C D E F G H
Date Offer Price Est. FY1 Implied
Announced Acquirer Seller(s) Assets ($ / LP Unit) Distribution Yield Premium
1/30/13 Kinder Morgan Energy Partners LP Copano Energy LLC G&P systems in OK, TX and WY $40.92 $2.30 5.6% 24%
2/23/11 Enterprise Product Partners  LP Duncan Energy Partners LP Natural gas and NGL infrastructure in TX and LA 43.82 1.86 4.2% 35%
6/29/09 Enterprise Product Partners  LP TEPPCO Partners LP Gas, NGL and Crude transportation infrastructure 30.71 2.90 9.4% 18%
6/12/06 Plains All American Pipeline LP Pacific Energy Partners LP Crude pipeline systems 35.49 2.29 6.5% 11%
11/1/04 Valero LP Kaneb PipeLine Partners LP Pipeline and terminal assets 61.50 3.42 5.6% 21%
12/15/03 Enterprise Products Partners LP Gulfterra Energy Partners LP Gulf of Mexico gathering infrastructure 41.27 2.79 6.8% 2%
Median $41.10 $2.79 6.0% 19%
Mean $42.29 $2.59 6.3% 18%
Low $30.71 $1.86 4.2% 2%
High $61.50 $3.42 9.4% 35%
CONFIDENTIAL

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A B C D E F
Premium /
Price (Discount)
Firm Date Updated Analyst Rating Target to Current
Simmons & Co. 3/21/2013 Mark L Reichman Overweight $30.00 26%
Ladenburg Thalmann & Co. 3/19/2013 Eduardo Seda Buy 32.50 36%
Barclays 2/28/2013 Heejung Ryoo Equalweight 27.00 13%
RBC Capital Markets 2/27/2013 TJ Schultz Sector Perform 26.00 9%
Hilliard Lyons 2/27/2013 Joel Havard Long-term Buy 32.00 34%
Median $30.00 26%
Mean $29.50 24%
Low $26.00 9%
High $32.50 36%
Analyst Price Targets

___________________________________
Source: Bloomberg as of 5/3/13.
CONFIDENTIAL

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Cosmic Valuation Summary

NAV Analysis
Offer
Price
$26.68
(1)
Comparable Transactions
___________________________________
(1) As of 5/3/2013. Offer price for Cosmic unit consists of 1.070 Intrepid Midstream units to be issued per Cosmic unit plus $0.42 average cash per Cosmic unit (total cash consideration split among all units).
($ / Unit)
$24.66
$21.96
$20.00
$8.77
$22.03
$26.00
$37.74
$33.47
$52.36
$40.33
$49.00
$32.50
Base
Case
Challenge Case Comparable
Companies
Asset
Transactions
Public MLP
Transactions
Analyst
Price
Targets
CONFIDENTIAL

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Selected Energy Transaction Premiums

___________________________________
Source: Company filings, Press Releases, Dealogic, FactSet.
(1) Includes impact of Preferred units converted to common prior to close.
(2) Reflects 41.5% interest acquired at revised offer price.
(3) Purchase price reflects 73.33% LP interest acquired from public unitholders.
(4) Includes $25 million cash consideration. Value reflects LP equity value.
A B C D E F G H
Equity Premium
Announcement Purchase Spot Average
Date Target Acquiror
Price
1-Day 1-Week 1-Month % Stock
1/30/2013 Copano Energy LLC Kinder Morgan Energy Partners LP $3,842
(1)
24 22 24 100
2/23/2011 Duncan Energy Partners LP Enterprise Products Partners LP 1,051
(2)
35 35 36 100
6/29/2009 Teppco Partners LP Enterprise Products Partners LP 3,223 18 17 27 100
6/12/2006 Pacific Energy Partners LP Plains All American Partners LP 1,023
(3)
11 11 14 100
11/1/2004 Kaneb Services LP Valero LP 1,742 21 19 19 100
12/15/2003
GulfTerra Energy Co LLC
Enterprise Products Partners LP 2,935 2 3 3 100
Median $2,339 19% 18% 21%
Low $1,023 2% 3% 3%
High $3,842 35% 35% 36%
Cosmic Intrepid Midstream $1,642 12% 12% 9%
(4)
CONFIDENTIAL

B. Intrepid Midstream 20 CONFIDENTIAL

Discount Rate

Discount Rate

Discount Rate

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

NAV – Intrepid Midstream

Implied Perpetuity Growth Rate
Valuation Range ($ / LP Unit)
___________________________________
Source: Management projections.
Assumptions
Valuation date of 9/30/2013
Assumes 9/30/2017 exit with terminal value calculated by
applying range of distribution yields to FY2017 distribution
Distributions are discounted to valuation date using a range of discount rates
Forecasted distributions discounted using mid-year
convention
Distribution forecast based on Intrepid Midstream
management projections
Exit Yield
###### 8.0% 6.5% 5.0%
14% $19.49 $22.71 $27.87
12% 20.70 24.16 29.70
10% 22.02 25.74 31.69
Exit Yield
$0.00 8.0% 6.5% 5.0%
14% 5.6% 7.0% 8.6%
12% 3.7% 5.2% 6.7%
10% 1.9% 3.3% 4.8%
Base Case
Challenge Case
Exit Yield
###### 8.0% 6.5% 5.0%
14% $18.31 $21.30 $26.09
12% 19.44 22.65 27.80
10% 20.67 24.12 29.65
CONFIDENTIAL

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CONFIDENTIAL
Selected Intrepid Midstream Trading Comparables

___________________________________
Source: Company filings, FactSet as of 5/3/13.
(1) GP and IDR cash flow valued at LP yield.
($ in
millions,
except per
unit figures)
Intrepid Mid Intrepid Midstream Peers Implied Valuation
Statistic Low Med High Low Med High
FY2014 Distribution 9.3% 6.4% 3.6%
Base $1.70 $18.26 $26.66 $46.71
Challenge $1.66 $17.94 $26.19 $45.89
Median $18.10 $26.43 $46.30
Implied Valuation
A B C D E F G H I J K L
Total Distribution Growth
Unit Equity 1 - Year Current % Current Current IPO to Latest Current to
Price @ Market Enterprise Current Forward of Dist. Breakeven Tier Latest Q Quarter/ 2014E
Company 5/3/13 Value (1) Value Yield Yield to IDR Yield (LP / GP) CAGR Quarter CAGR
Blueknight Energy Partners, L.P. $8.67 $478 $685 5.4% 6.6% 0% 5.4% 98 / 2 (12%) 2% 17%
Boardwalk Pipeline Partners LP 30.27 7,656 11,191 7.0% 7.1% 7% 7.5% 50 / 50 6% 0% 1%
Buckeye Partners LP 66.37 6,989 9,590 6.3% 6.4% 0% 6.3% 100 / 0 5% 1% 1%
Delek Logistics Partners LP 33.44 836 902 4.6% 5.3% 0% 4.6% 98 / 2 5% NA 12%
El Paso Pipeline Partners LP 42.50 12,492 16,624 5.8% 6.3% 25% 7.7% 50 / 50 16% 2% 7%
Enbridge Energy Partners LP 29.37 11,117 17,442 7.4% 7.7% 15% 8.7% 50 / 50 3% 0% 3%
Energy Transfer Partners LP 47.83 22,786 46,823 7.5% 7.8% 35% 11.5% 51 / 49 10% 0% 4%
Enterprise Products Partners LP 60.82 55,592 71,417 4.4% 4.8% 0% 4.4% 100 / 0 8% 2% 7%
Genesis Energy LP 47.90 3,915 4,755 4.2% 4.8% 0% 4.2% 100 / 0 8% 3% 12%
Global Partners LP 34.56 1,002 2,017 6.7% 7.5% 4% 7.0% 76 / 24 5% 2% 9%
Holly Energy Partners LP 37.03 2,218 3,104 5.2% 5.6% 0% 5.2% 98 / 2 8% 2% 7%
Lehigh Gas Partners LP 23.90 370 625 7.3% 8.5% 0% 7.3% 100 / 0 NA  NA 12%
Kinder Morgan Energy Partners LP 87.17 65,856 84,658 6.0% 6.4% 44% 10.6% 50 / 50 12% 1% 6%
Magellan Midstream Partners LP 52.04 11,820 14,075 3.9% 4.4% 0% 3.9% 100 / 0 12% 1% 11%
MPLX LP 37.92 2,904 3,235 2.9% 3.6% 0% 2.9% 98 / 2 8% 4% 21%
Martin Midstream Partners LP 41.56 1,237 1,760 7.5% 7.6% 9% 8.2% 50 / 50 4% 1% 2%
Niska Gas Storage 15.11 1,062 1,831 9.3% 9.3% 0% 9.3% 98 / 2 0% 0% 0%
NuStar Energy LP 49.09 4,408 6,259 8.9% 8.9% 11% 10.0% 75 / 25 5% 0% 0%
Oiltanking Partners L.P. 49.96 1,996 2,138 3.2% 3.8% 1% 3.3% 85 / 15 11% 4% 14%
ONEOK Partners LP 51.17 15,968 20,247 5.6% 6.1% 28% 7.7% 50 / 50 5% 1% 7%
PAA Natural Gas Storage LP 21.90 1,919 2,501 6.5% 6.7% 1% 6.6% 85 / 15 2% 0% 2%
Plains All American Pipeline Partners LP 57.45 29,186 37,077 4.0% 4.5% 30% 5.8% 50 / 50 2% 2% 9%
Rose Rock Midstream 41.00 908 1,042 4.2% 4.9% 0% 4.2% 85 / 15 12% 7% 14%
Spectra Energy Partners LP 37.35 4,782 5,605 5.4% 5.7% 13% 6.2% 50 / 50 10% 1% 5%
Sunoco Logistics Partners LP 60.48 9,098 10,959 3.8% 4.7% 28% 5.3% 50 / 50 13% 5% 18%
Susser Petroleum Partners LP 30.50 668 713 5.7% 6.6% 0% 5.7% 100 / 0 0% 0% 11%
TC Pipelines Partners LP 43.06 2,350 3,035 7.2% 7.5% 0% 7.2% 98 / 2 4% 0% 3%
Tesoro Logistics LP 63.29 3,102 3,437 3.1% 4.0% 5% 3.3% 75 / 25 18% 4% 22%
TransMontaigne Partners LP 46.15 765 943 5.5% 6.2% 11% 6.2% 50 / 50 6% 0% 9%
Williams Partners LP 51.52 30,535 38,178 6.6% 7.3% 28% 9.2% 50 / 50 13% 2% 8%
Median $3,509 $4,096 5.7% 6.4% 2% 6.3% 6% 1% 8%
Mean 10,467 14,096 5.7% 6.2% 10% 6.5% 7% 2% 8%
Low $370 $625 2.9% 3.6% 0% 2.9% (12%) 0% 0%
High 65,856 84,658 9.3% 9.3% 44% 11.5% 18% 7% 22%
Intrepid Midstream $24.55 $2,243 $2,964 6.4% 7.2% 6% 6.8% 50 / 50 5% 1% 9%

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

Analyst Price Targets

___________________________________
Source: Bloomberg as of 5/3/13.
A B C D E F
Premium /
Price (Discount)
Firm Date Updated Analyst Rating Target to Current
Guzman & Co. 4/10/2013 Hinds Howard Outperform $27.00 10%
JP Morgan 3/21/2013 Jeremy Tonet Overweight 26.00 6%
Robert W. Baird & Co. 2/6/2013 Ethan Bellamy Neutral 24.00 (2%)
Stifel 2/6/2013 Selman Akyol Buy 26.00 6%
Barclays 2/6/2013 Brian Zarahn Overweight 26.00 6%
Credit Suisse 1/9/2013 Brett Reilly Outperform 28.00 14%
Median $26.00 6%
Mean $26.17 7%
Low $24.00 (2%)
High $28.00 14%
CONFIDENTIAL

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

Intrepid Midstream Valuation Summary

Current
Price
$24.55
NAV Analysis
$19.49
$18.31
$18.10
$24.00
$31.69
$29.65
$46.30
$28.00
Base Case Challenge Case Comparable
Companies
Price Targets
CONFIDENTIAL

C. Pro Forma Analysis 25 CONFIDENTIAL

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

Average Exchange Ratio
Current 0.971x
20-Day VWAP 1.019x
3 Months 1.038x
6 Months 1.018x
1 Year 1.077x
Since IPO 1.171x
Transaction
20-Day VWAP 1.019x
With 5% Premium 1.070x

Exchange Ratio Analysis
Cosmic / Intrepid Midstream
__________________________________
Source: FactSet as of 5/3/2013.
(1) Includes ~$0.42 / unit average cash consideration (total payment split among all units).
Adjusted Offer Price: 1.087x
Current 20-Day VWAP 3 Months
CONFIDENTIAL
6 Months 1 Year Since IPO
Adjusted Offer Price
1.750x
1.650x
1.550x
1.450x
1.350x
1.250x
1.150x
1.050x
0.950x
0.850x
Dec-11 Feb-12
Apr-12 Jun-12
Aug-12 Oct-12 Dec-12
Feb-13 Apr-13
Adjusted For Cash 1.087x
(1)

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL
Contribution Analysis – Intrepid Base Case

___________________________________
Source: Management Forecast.
Note: All forward-looking projections reflect fiscal year ending September 30, unless otherwise noted.
(1) Cosmic LP DCF contribution reflects the difference between status quo and pro forma Intrepid Midstream LP DCF.
(2) Assumes 12% discount rate and 6.5% terminal yield for Intrepid Midstream; 14% discount rate and 7.5% terminal yield for Cosmic.
Cosmic
Intrepid Midstream
($ in millions)
59%
57%
55%
50%
48%
55%
52%
51%
54%
57%
41%
43%
45%
50%
52%
45%
48%
49%
46%
43%
@ Market
@ Deal Price
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
Cosmic Base case
Cosmic Challenge Case
Cosmic Base Case
(1)
Cosmic Challenge Case
(1)
NAV Analysis
(2)
Adjusted Deal
Price
1.087x
Implied Implied
ER Premium
0.971x 0%
1.087x 12%
1.172x 21%
1.448x 49%
1.552x 60%
1.154x 19%
1.315x 35%
1.392x 43%
1.236x 27%
1.098x 13%

CONFIDENTIAL
Contribution Analysis – Intrepid Challenge Case

___________________________________
Source: Management Forecast.
Note: All forward-looking projections reflect fiscal year ending September 30, unless otherwise noted.
(1) Cosmic LP DCF contribution reflects the difference between status quo and pro forma Intrepid Midstream LP DCF.
(2) Assumes 12% discount rate and 6.5% terminal yield for Intrepid Midstream; 14% discount rate and 7.5% terminal yield for Cosmic.
Cosmic
Intrepid Midstream
($ in millions)
59%
57%
54%
49%
46%
55%
51%
49%
52%
55%
41%
43%
46%
51%
54%
45%
49%
51%
48%
45%
@ Market
@ Deal Price
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
Cosmic Base case
Cosmic Challenge Case
Adjusted Deal
Price
1.087x
Implied Implied
ER Premium
0.971x 0%
1.087x 12%
1.198x 23%
1.482x 53%
1.651x 70%
1.179x 21%
1.346x 39%
1.480x 52%
1.318x 36%
1.171x 21%
Cosmic Base Case
(1)
Cosmic Challenge Case
(1)
NAV Analysis
(2)

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

Detailed Transaction Build-up

___________________________________
Source: Management Assumptions, public filings, FactSet as of 5/3/13.
Note: Assumes closing of MLP transaction and exercise of 29% “true-up” using Intrepid Midstream units.
(1) 20-day VWAP as of 5/3/13.
GP Transaction MLP Merger
($ in millions, except per unit figures; units in millions except where stated)
CONFIDENTIAL
1. Distribution of Intrepid Mid Units
Beginning Intrepid Mid Units Owned by Intrepid 56.399
Less: Intrepid Mid Units Retained by Intrepid 0.000
Intrepid Mid Units Distributed to Unitholders 56.399
Current Intrepid Mid Unit Price
(1)
$24.00
Value of Intrepid Mid Units Distributed $1,353.6
Intrepid Units Outstanding 131.740
Intrepid Unit Price
(
1) $21.67
Intrepid Market Cap $2,854.8
Less: Market Value of Distributed Units ($1,353.6)
Intrepid PF Market Cap $1,501.2
Implied Unit Price $11.40
Intrepid Mid Units Distributed 56.399
Intrepid Units Outstanding 131.740
Intrepid Mid Units Distributed / Intrepid Unit 0.428
2. Intrepid Acquires Cosmic GP/IDRs
GP Purchase Price $450.0
Intrepid Implied Unit Price (Post-Spin) $11.40
Intrepid Units Issued to Cosmic Holdings 39.491
3. Cosmic / Intrepid Merger
Cosmic Current Unit Price
(1)
$24.46
Premium 5.0%
Purchase Price / Unit $25.68
Cosmic Total Units Outstanding 60.217
Equity Purchase Price $1,546.5
Intrepid Mid Current Unit Price
(1)
$24.00
Intrepid Mid Units Issued 64.435
Exchange Ratio 1.070
4. Cash Consideration to Cosmic
Cash Payment $25.0
Cosmic Units Outstanding 60.217
Average Special Distribution
(2)
$0.42
5. 29% True-Up Option
Target Intrepid Interest 53.809
Intrepid Units Held by CH (39.491)
Additional Units 14.318
Intrepid Post-Spin Price $11.40
Value of Units Issued 163.2
Intrepid Midstream Unit Price $24.00
Intrepid Midstream Units Needed 6.798
Additional Units for 5% Premium 0.340
Intrepid Midstream Units Purchased From CH 7.138

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

Accretion / Dilution to Intrepid Midstream
Base Case (Intrepid Midstream and Cosmic)

___________________________________
Source: Intrepid Management Projections.
(1) Per Intrepid management; primarily reflect cost savings.
($ in millions, except per unit figures; units in millions, except where stated)
(1)
Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 - - - - $223.5 $242.7 $260.9 $287.5
CMLP Adjusted EBITDA - - - - 201.1 262.4 298.5 332.4 201.1 262.4 298.5 332.4
Synergies - - - - 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total Adjusted EBITDA 223.5 242.7 260.9 287.5 206.1 272.4 313.5 347.4 429.6 515.0 574.4 634.9
Interest Expense (Net) (43.1) (51.9) (57.0) (57.7) (49.0) (53.0) (53.7) (56.8) (92.1) (104.9) (110.7) (114.5)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)
Total Available Cash 173.5 183.0 195.6 221.2 (56.9) (60.6) (62.3) (67.9) 322.6 394.7 446.8 500.7
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 146.2 150.7 158.9 173.2 266.1 303.0 330.8 358.3
Distributions Paid to GP 19.0 23.5 27.4 37.4 41.2 73.0 94.8 118.6
Total Distributions Paid 165.2 174.2 186.3 210.6 307.2 375.9 425.6 476.9
Beginning Common Units 85.943 85.943 85.943 91.770 64.435 150.378 153.538 157.279 161.626
New Units Issued - - 5.827 - 3.161 3.741 4.347 0.725
Ending Common Units 85.943 85.943 91.770 91.770 153.538 157.279 161.626 162.351
Average Common Units Outstanding 85.943 85.943 88.856 91.770 151.958 155.409 159.453 161.988
DCF ($ / LP Unit) $1.75 $1.80 $1.84 $1.95 $1.80 $2.01 $2.14 $2.29
Accretion / (Dilution) (%) 3.0% 11.4% 16.3% 17.5%
Paid Distribution ( $ / LP Unit) $1.70 $1.75 $1.79 $1.89 $1.75 $1.95 $2.07 $2.21
Accretion / (Dilution) (%) 2.9% 11.2% 16.0% 17.2%
Beginning Total Debt $777.9 $837.2 $969.0 $1,004.0 $857.6 $1,635 $1,711 $1,810 $1,932
Drawdown / (Repayment) 59.3 131.8 35.0 (8.5) 75.1 99.0 122.4 21.8
Ending Total Debt $837.2 $969.0 $1,004.0 $995.5 $1,711 $1,810 $1,932 $1,954
Debt / EBITDA 3.7x 4.0x 3.8x 3.5x 4.0x 3.5x 3.4x 3.1x
CONFIDENTIAL

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

Intrepid Midstream
DCF / LP Unit Accretion / Dilution Sensitivities
Intrepid Midstream Base Case
Intrepid Midstream Challenge Case

___________________________________
Source: Management projections.
Cosmic Challenge Case
Cosmic Base Case
3.0%
11.4%
16.3%
17.5%
2.3%
6.9%
10.6%
10.4%
FY2014 FY2015 FY2016 FY2017
4.1%
13.0%
18.6%
22.9%
3.4%
8.3%
12.7%
15.1%
FY2014 FY2015 FY2016 FY2017
CONFIDENTIAL

Discount Rate

Discount Rate

Discount Rate

Discount Rate

Discount Rate

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

Intrepid Midstream NAV Accretion
Base Case

___________________________________
Source: Management projections.
Note: based on NAV Analysis methodology outlined in Section III.
Status Quo
% Accretion /
(Dilution)
Pro Forma
($ / LP Unit)
Cosmic Base Case
Cosmic Challenge  Case
CONFIDENTIAL
Exit Yield
###### 8.0% 6.5% 5.0%
14% $19.49 $22.71 $27.87
12% 20.70 24.16 29.70
10% 22.02 25.74 31.69
Exit Yield
###### 8.0% 6.5% 5.0%
14% $22.51 $26.28 $32.33
12% 23.92 27.98 34.46
10% 25.46 29.82 36.79
Exit Yield
8.0% 6.5% 5.0%
14% 15.5% 15.7% 16.0%
12% 15.6% 15.8% 16.1%
10% 15.6% 15.9% 16.1%
Exit Yield
###### 8.0% 6.5% 5.0%
14% $21.31 $24.86 $30.55
12% 22.64 26.46 32.56
10% 24.10 28.20 34.76
Exit Yield
8.0% 6.5% 5.0%
14% 9.4% 9.5% 9.6%
12% 9.4% 9.5% 9.7%
10% 9.4% 9.6% 9.7%

Discount Rate

Discount Rate

Discount Rate

Discount Rate

Discount Rate

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

Intrepid Midstream NAV Accretion
Challenge Case

___________________________________
Source: Management projections.
Note: based on NAV Analysis methodology outlined in Section III.
Status Quo
% Accretion /
(Dilution)
Pro Forma
($ / LP Unit)
Cosmic Base Case
Cosmic Challenge  Case
CONFIDENTIAL
Exit Yield
###### 8.0% 6.5% 5.0%
14% $18.31 $21.30 $26.09
12% 19.44 22.65 27.80
10% 20.67 24.12 29.65
Exit Yield
###### 8.0% 6.5% 5.0%
14% $21.94 $25.60 $31.47
12% 23.31 27.25 33.55
10% 24.81 29.04 35.81
Exit Yield
8.0% 6.5% 5.0%
14% 19.8% 20.2% 20.6%
12% 19.9% 20.3% 20.7%
10% 20.0% 20.4% 20.8%
Exit Yield
###### 8.0% 6.5% 5.0%
14% $20.72 $24.16 $29.66
12% 22.01 25.70 31.61
10% 23.42 27.39 33.74
Exit Yield
8.0% 6.5% 5.0%
14% 13.2% 13.4% 13.7%
12% 13.2% 13.5% 13.7%
10% 13.3% 13.5% 13.8%

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

Implied Exchange Ratios With Each Method
Intrepid Midstream Base Case

NAV Analysis
Adjusted
Exchange
Ratio
1.087x
(1)
___________________________________
(1) Offer price for Cosmic unit consists of 1.070 Intrepid Midstream units to be issued per Cosmic unit plus $0.42 average cash per Cosmic unit
(total cash consideration split among all units).
(2) Valuation method only used for Cosmic. Intrepid Midstream value derived from current market value.
Comparable Transactions
Low/Low, High/High
High/Low, Low/High
0.778x
0.693x
0.432x
0.357x
0.897x
0.929x
1.936x
1.717x
2.893x
1.643x
1.996x
1.354x
Cosmic
Base
Case
Cosmic
Challenge
Case
Comparable
Companies
Asset
Transactions
Public MLP
Transactions
Price
Targets
1.191x
1.056x
1.105x
1.083x
1.265x
1.127x
1.131x
1.161x
CONFIDENTIAL
(2)

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

Implied Exchange Ratios With Each Method
Intrepid Midstream Challenge Case

NAV Analysis
Adjusted
Exchange
Ratio
1.087x
(1)
___________________________________
(1) Offer price for Cosmic unit consists of 1.070 Intrepid Midstream units to be issued per Cosmic unit plus $0.42 average cash per Cosmic unit
(total cash consideration split among all units).
(2) Valuation method only used for Cosmic. Intrepid Midstream value derived from current market value.
Low/Low, High/High
High/Low, Low/High
Comparable Transactions
0.831x
0.740x
0.432x
0.357x
0.897x
0.929x
2.061x
1.828x
2.893x
1.643x
1.996x
1.354x
Cosmic
Base
Case
Cosmic
Challenge
Case
Comparable
Companies
Asset
Transactions
Public MLP
Transactions
Price
Targets
1.272x
1.128x
1.105x
1.083x
1.347x
1.199x
1.131x
1.161x
CONFIDENTIAL
(2)

Tudor, Pickering, Holt & Co., LLC is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company’s two broker-dealer units, Tudor,
Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor, Pickering, Holt & Co.
Advisors, LLC (TPHCA), the company offers securities and investment banking services to the energy community. TPH Asset Management, LLC (TPHAM) is an SEC registered investment adviser that delivers a suite of energy investment strategies. TPH Partners Management, LLC is an SEC exempt reporting advisor.
Certain employees of TPHAM are also employees of TPHCSI.
The firm, headquartered in Houston, Texas, has approximately 150 employees and offices in Denver, Colorado; and in New York, New York. Its affiliate, Tudor,
Pickering Holt & Co. International, LLP, is located in London, England.
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About The Firm

Disclosure Statement
CONFIDENTIAL